                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  MAY 15, 1996
                                  ------------



                        Commission File Number: 0-20034



                            BROADWAY & SEYMOUR, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)



                     DELAWARE                                   41-1522214
                     --------                                   ----------
          (State or other jurisdiction                      (I.R.S. Employer
                of incorporation)                        Identification Number)



128 SOUTH TRYON STREET, CHARLOTTE NORTH CAROLINA                  28202
- ------------------------------------------------                  -----
    (Address of principal executive offices)                    (Zip code)



                                 (704) 372-4281
                                 --------------
              (Registrant's telephone number, including area code)

Broadway & Seymour, Inc.
Form 8-K Current Report Dated May 15, 1996



ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Effective May 15, 1996, Broadway & Seymour, Inc., a Delaware corporation ("BSI" or the "Company"), sold certain assets, subject to certain related liabilities, including the Company's AMtrust and TrustProcessor software products, to Fidelity Investments Institutional Services Company, Inc. ("Fidelity"), pursuant to an Asset Purchase Agreement (the "Agreement"). In connection therewith, the Company and Fidelity entered into various ancillary agreements which relate to the Company licensing to Fidelity certain other software, the Company providing to Fidelity certain software maintenance and transition services and Fidelity contracting with the Company for certain minimum systems integration work in the twenty-four months following execution of the agreements. The aggregate consideration paid and to be paid to the Company in connection with these transactions is approximately $30.5 million, of which approximately $24.2 million was paid at closing for the purchase of net assets and license of certain software and approximately $6.3 million will be paid over the next twenty four months for certain software maintenance, software training, transition services and professional services.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a)  Financial Statements of Business Acquired.

         Not applicable.

    (b)  Pro Forma Financial Information.

                 Pro Forma condensed consolidated financial information (unaudited) of Broadway & Seymour, Inc. as of March 31, 1996 and for the year ended December 31, 1995 and the three months ended March 31, 1996.


    (c)  Exhibits.

         2.1 Asset Purchase Agreement, dated as of April 10, 1996, by and among Fidelity Investments Institutional Services Company, Inc. and Broadway & Seymour, Inc., BancCorp Systems, Inc., Heebink Group, Incorporated and National Systems Group, Inc. The Exhibits and Schedules referenced in the table of contents and elsewhere in the Asset Purchase Agreement have been omitted and will be furnished to the Commission upon request.

         2.1a  Amendment No. 1 to Asset Purchase Agreement.

         2.2 Quantech License and Services Agreement, dated April 10, 1996, by and between Fidelity Investments Institutional Services Company, Inc. and Corbel & Company.

         2.3 Licenses and Services Agreement, dated April 10, 1996, by and between Fidelity Investments Institutional Services Company, Inc. and BancCorp Systems, Inc.

         2.4 Temporary Professional Services Agreement, dated May 15, 1996, by and between Fidelity Investments Institutional Services Company, Inc. and Broadway & Seymour, Inc.

         2.5 Guaranty and Indemnity Agreement, dated April 10, 1996, by and between Fidelity Investments Institutional Services Company, Inc. and Broadway & Seymour, Inc.

         2.5a  Amendment No. 1 to Guarantee and Indemnity Agreement.

         2.6 Transition Services and Support Agreement, dated May 15, 1996, by and between Fidelity Investments Institutional Services Company, Inc. and Broadway & Seymour, Inc.

         2.7 Agreement and Mutual Release, dated April 10, 1996, by and between Broadway & Seymour, Inc., BancCorp Systems, Inc., Phillip E. Sorrel and Martha A. Sorrell.

        99.1 Text of Press Release of Broadway & Seymour, Inc. dated April 11, 1996.


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

Broadway & Seymour, Inc.
Form 8-K Current Report Dated May 15, 1996



             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
                          OF BROADWAY & SEYMOUR, INC.
                                  (UNAUDITED)


         The following information sets forth, for the periods and dates indicated, unaudited pro forma condensed consolidated financial information for Broadway & Seymour, Inc. This pro forma information is derived from the historical consolidated financial statements and reflects the unaudited condensed consolidated results of operations as if the sale of assets referred to in Item 2 had occurred as of December 31, 1994 and the unaudited condensed consolidated balance sheet as if the transaction had occurred on March 31, 1996.

         The unaudited pro forma condensed financial information reflects (1) the estimated impact of the sale of assets to Fidelity and (2) the decrease in interest expense resulting from the assumed repayment of borrowings with proceeds from the sale.

         The net gain on sale of assets is not reflected in the pro forma condensed consolidated statement of operations for the periods presented nor has any interest income from the assumed investment of excess cash during the periods been reflected. The pro forma condensed consolidated statement of operations also do not give effect to the nonrecurring service revenues described in Item 2 "Acquisition or Disposition of Assets."

         The pro forma unaudited consolidated financial information is not necessarily indicative of the consolidated results of operations had the sale transaction actually been consummated on the assumed dates and should be read in conjunction with the historical financial statements of Broadway & Seymour, Inc. included in the respective filings on Form 10-K and Form 10-Q.

Broadway & Seymour, Inc.
Form 8-K Current Report Dated May 15, 1996




                            BROADWAY & SEYMOUR, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1996
                                (IN THOUSANDS)

                                                                        (a)
                                                 Historical         Adjustments          Pro Forma
                                                 ----------         -----------          ---------
ASSETS
Current assets:
   Cash and cash equivalents                       $   459            $11,897              $12,356
    Receivables                                     27,644             (6,564)              21,080
    Inventories                                        257                (30)                 227
    Deferred income taxes                            4,507                                   4,507
    Other current assets                             1,609                (87)               1,522
                                                   -------           --------              -------
        Total current assets                        34,476              5,216               39,692

Property and equipment                               9,284             (1,259)               8,025

Software costs                                       9,286             (1,774)               7,512

Intangible assets                                   23,678             (3,221)              20,457

Other assets                                           371                 (9)                 362
                                                   -------           --------              -------
                                                   $77,095           ($ 1,047)             $76,048
                                                   =======           ========              =======

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Notes payable and current portion of
      long-term debt                               $11,588           ($11,303)             $   285
    Accounts payable-trade                           4,090                                   4,090
    Accrued compensation                             1,998                                   1,998
    Estimated liabilities for contract losses        4,517                                   4,517
    Other accrued liabilities                        2,847              1,700                4,547
    Deferred revenue                                11,439             (3,806)               7,633
    Income taxes payable                                                6,800                6,800
                                                   -------           --------              -------
        Total current liabilities                   36,479             (6,609)              29,870
                                                   -------           --------              -------
Long-term debt                                         443                                     443
                                                   -------           --------              -------

Deferred tax liabilities                             6,769             (1,855)               4,914
                                                   -------           --------              -------
Other liabilities                                      458                                     458
                                                   -------           --------              -------
Stockholders' equity:
    Common stock                                        89                                      89
    Paid-in capital                                 35,128                                  35,128
    Retained earnings                               (2,271)             7,417                5,146
                                                   -------           --------              -------
                                                    32,946              7,417               40,363
                                                   -------           --------              -------
                                                   $77,095           ($ 1,047)              76,048
                                                   =======           ========              =======

(a)
(i) Reflects the assumed sale of certain assets and liabilities to Fidelity for cash proceeds of approximately $23.2 million and the estimated gain on the sale, net of income taxes;
(ii) Reflects the assumed repayment of borrowings and the accrual of certain costs arising in connection with the sale.





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

Broadway & Seymour, Inc.
Form 8-K Current Report Dated May 15, 1996



                            BROADWAY & SEYMOUR, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE THREE MONTHS ENDED MARCH 31, 1996
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)


                                                                          (a)
                                             Historical                Adjustments              Pro Forma
                                             ----------                -----------              ---------
Revenue:
    Services                                    $16,914                  ($3,937)                 $12,977
    Products                                      7,819                     (511)                   7,308
                                               --------                   ------                 --------
        Total revenue                            24,733                   (4,448)                  20,285
                                               --------                   ------                 --------

Cost of revenue:
    Services                                     16,109                   (4,179)                  11,930
    Products                                      1,952                     (308)                   1,644
                                               --------                   ------                 --------
        Total cost of revenue                    18,061                   (4,487)                  13,574
                                               --------                   ------                 --------
Research and development                          1,825                      -                      1,825
Sales and marketing                               3,270                     (682)                   2,588
General and administrative                        2,762                     (150)                   2,612
Restructuring charge (credit)                      (205)                     -                       (205)
                                               --------                   ------                 --------
        Total expenses                            7,652                     (832)                   6,820
                                               --------                   ------                 --------
Operating income                                   (980)                     871                     (109)

Interest income (expense)                          (175)                     175                      -
                                               --------                   ------                 --------

Income (loss) before income taxes                (1,155)                   1,046                     (109)

Provision (benefit) for income taxes               (320)                     290                      (30)
                                               --------                   ------                 --------
Net income (loss)                              ($   835)                  $  756                 ($    79)
                                               ========                   ======                 ========


Net income (loss) per common and common
  equivalent share:                            ($  0.09)                                         ($  0.01)
                                               ========                                          ========

Weighted average common and common
  equivalent shares outstanding                   8,856                                             8,856


(a)
(i) Reflects decrease in revenue, costs and expenses resulting from sale of certain net assets to Fidelity;
(ii) Reflects decrease in interest expense resulting from assumed repayment of borrowings;
(iii) Reflects the income tax effects of the reduction in the operating loss for the period based on the Company's effective tax rate.





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

Broadway & Seymour, Inc.
Form 8-K Current Report Dated May 15, 1996



                            BROADWAY & SEYMOUR, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 1995
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)



                                                                                       (a)
                                                         Historical                Adjustments             Pro Forma
                                                         ----------                -----------             ---------
Revenue:
    Services                                               $ 74,553                 ($12,063)                $62,490
    Products                                                 40,185                   (3,431)                 36,754
                                                          ---------                  -------                --------
        Total revenue                                       114,738                  (15,494)                 99,244
                                                          ---------                  -------                --------
Cost of revenue:
    Services                                                 77,777                  (17,342)                 60,435
    Products                                                 15,830                   (3,669)                 12,161
                                                          ---------                  -------                --------
        Total cost of revenue                                93,607                  (21,011)                 72,596
                                                          ---------                  -------                --------
Research and development                                      6,729                      -                     6,729

Sales and marketing                                          15,760                   (3,051)                 12,709
General and administrative                                   11,566                     (700)                 10,866
Restructuring and impairment charges                          2,921                      -                     2,921
                                                          ---------                  -------                --------
        Total expenses                                       36,976                   (3,751)                 33,225
                                                          ---------                  -------                --------
Operating income                                            (15,845)                   9,268                  (6,577)
Interest income (expense)                                      (493)                     493                     -
                                                          ---------                  -------                --------

Income (loss) before income taxes                           (16,338)                   9,761                  (6,577)

Provision (benefit) for income taxes                         (4,958)                   2,962                  (1,996)
                                                          ---------                  -------                --------
Net income (loss)                                         ($ 11,380)                 $ 6,799                ($ 4,581)
                                                          =========                  =======                ========

Net income (loss) per common and common
  equivalent share:                                       ($   1.26)                                        ($  0.51)
                                                          =========                                         ========
Weighted average common and common
  equivalent shares outstanding                               9,043                                            9,043

(a)
(i) Reflects decrease in revenue, costs and expenses resulting from sale of certain net assets to Fidelity;
(ii) Reflects decrease in interest expense resulting from assumed repayment of borrowings;
(iii) Reflects the income tax effects of the reduction in the operating loss for the period based on the Company's effective tax rate.





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

Broadway & Seymour, Inc.
Form 8-K Current Report Dated May 15, 1996


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                BROADWAY & SEYMOUR, INC.


         5/30/96                   /s/ David A. Finley
    -----------------           -----------------------------------------------
          Date David A. Finley, Executive Vice President and Chief Financial Officer





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